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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2006

                         TIENS BIOTECH GROUP (USA), INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     0-49666                    75-2926439
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

  No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700
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                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (86) 22-8213-7658

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

     On May 19, 2006, Tiens Biotech Group (USA), Inc. (the "Company") issued a press release reporting the Company's financial results for the three months ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

     Exhibit Number   Description
     --------------   ----------------------------------------------------------
     99.1             Press release, dated May 19, 2006, reporting the
                      Company's financial results for the three months ended
                      March 31, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TIENS BIOTECH GROUP (USA), INC.

Date:  May 19, 2006                      By:    /s/ Jinyuan Li
                                                --------------------------------
                                         Name:  Jinyuan Li
                                         Title: Chairman, Chief Executive
                                                Officer and President

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Exhibits.

Exhibit Number   Description
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99.1             Press release, dated May 19, 2006, reporting the Company's financial results for the three months ended March 31, 2006.

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